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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 25, 1996

                            AMERICAN WAGERING, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter).

            Nevada                 000-20685                      880344658
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

        675 Grier Drive, Las Vegas, Nevada                         89119
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     (Address of principal executive offices)                   (Zip Code)

                         Registrant's telephone number,
                      including area code: (702) 735-0101



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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

                  On October 25, 1996, the Registrant, American Wagering, Inc., a Nevada corporation (the "Company"), acquired from Autotote Corporation, a Delaware corporation ("AC"), and Autotote Systems, Inc. a Delaware corporation ("ASI"), all of the outstanding shares of capital stock ("Shares") of Autotote CBS, Inc., a Nevada corporation ("CBS"), pursuant to a Stock Transfer Agreement between the Company and AC, and the right to use certain software owned by AC and ASI useful in CBS's business ("License") pursuant to a Technology Cross License Agreement, as amended, among CBS, AC and ASI. CBS designs, installs and provides sports and race book equipment, software, including the MEGASPORTS(R) product for pari-mutuel sports wagering, and computer systems to the sports betting industry and owns the real estate and building in Las Vegas, Nevada where the Company currently maintains its corporate offices.

                  As consideration for the Shares and License the Company paid $3 million in cash from its working capital to AC and agreed to guarantee pursuant to a Guaranty Agreement CBS's obligation under its current mortgage of approximately $2 million on the real estate and building.

                  Simultaneously with the execution of the Stock Transfer Agreement, (i) ASI appointed CBS as its distributor in Nevada of ASI products, including Probe terminals, MKII terminals, videocards, communication devices and pari-mutuel race systems ("Distribution Products") pursuant to an Authorized Exclusive Distributor Agreement between them ("Distributor Agreement"); (ii) ASI granted CBS the right under certain conditions, to manufacture, exclusively for sale or lease by CBS within Nevada video gaming machines, Distribution Products pursuant to a Manufacturing Agreement between them ("Manufacturing Agreement") and (iii) CBS and ASI agreed to cooperate in pursuing business relating to international sports and pari-mutuel wagering pursuant to an International Cooperation Agreement between them ("International Agreement.")

                  The terms of the Stock Transfer Agreement, including the agreement with respect to consideration, were arrived at pursuant to arms-length negotiations between representatives of the


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Company, on the one hand, and representatives of AC, on the other hand. The transaction was approved by the Company's Board of Directors on October 25, 1996.

                  A copy of the Stock Transfer Agreement, the Technology Cross License Agreement, as amended, the Distributor Agreement, the Manufacturing Agreement, the International Agreement and the Guaranty Agreement (collectively, the "Agreements") is each attached hereto as Exhibit 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6, respectively, and is each incorporated in this Form 8-K Report by reference. The summaries of the terms of the Agreements contained in this Form 8-K Report are qualified in their entirety by references to such Exhibits.

                  The Company agrees to furnish promptly to the Securities and Exchange Commission at its request a copy of any of the exhibits or schedules to the Stock Transfer Agreement since certain exhibits and schedules have not been appended to the copy of the Stock Transfer Agreement that is attached to this Form 8-K Report.

                  A copy of the Company's press release dated October 30, 1996 relating to the transaction covered by this Report is attached hereto as Exhibit 99 and is incorporated in this Form 8-K Report by reference.






                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Businesses Acquired;
                  (b)      ProForma Financial Information






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                  The financial statements of the business acquired and the pro forma financial information required to be filed are not attached to this Form 8-K Report, and will be filed by amendment not later than 60 days after the date that this Form 8-K Report is required to be filed.


















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AMERICAN WAGERING, INC.
                                 --------------------------------
                                 (Registrant)

Date: November 8, 1996           By: /s/ Robert D. Ciunci
                                     ----------------------------
                                     Robert D. Ciunci
                                     Executive Vice President and
                                     Chief Financial Officer


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                                    EXHIBITS


2.1      Stock Transfer Agreement dated October 25, 1996

2.2      Technology Cross License Agreement dated October 25, 1996

2.3      Distributor Agreement dated October 25, 1996

2.4      Manufacturing Agreement dated October 25, 1996

2.5      International Agreement dated October 25, 1996

2.6      Guaranty Agreement dated October 25, 1996

99.1     The Company's press release dated October 30, 1996